Exhibit 99.1
                  Rush Financial Technologies, Inc. to Present
                      at Dallas, Texas Investor Conference

DALLAS, TEXAS (August 5, 2005) - Rush Financial Technologies, Inc., dba RushTrade(R) Group (OTC.BB: "RSHF") announced today that it will be a featured presenter at the Cinapsys Microcap Investor Conference August 24th in Dallas, Texas. The conference will be held at the Intercontinental Hotel, located at 15201 Dallas Pkwy., Addison, TX 75001. The Conference begins at 9:00 a.m. For reservations please phone: 972-386-6000 and indicate the Cinapsys Conference.

The event, which spans 2 full days, is being sponsored by Securities Compliance Control, August Law Group, Hein & Associates, Mark Wire, Continental Stock Transfer, Street!Q and other notable industry providers. Rush will present in a 20-minute session followed by a question and answer period. Shareholders and interested parties are encouraged to attend the event. More details are available at: www.microcapconference.org.

This   event   will   be   webcast   live   and   on   demand   as   well,    at
www.wallstreetwebcast.com. Details regarding the webcast will be forthcoming.

About RushTrade Group

RushTrade Group operates through two primary wholly owned subsidiaries:

RushGroup Technologies, Inc. ("RushGroup") is a registered Service Bureau and member of the Certified Partners program with the Nasdaq Stock Market. RushGroup serves as the Company's financial technology development subsidiary, which develops and operates proprietary real-time portfolio management software products, advanced order management systems, direct-access trading software applications and a data service center. Utilizing a number of proprietary technologies and its exclusive Direct Access Routing Technology (DART(TM)), an intelligent order routing system, RushGroup offers real-time market data platforms and direct access trading systems to NASD member broker/dealers, institutional portfolio managers and traders.

RushTrade Securities, Inc. ("RushTrade"), a fully-disclosed introducing broker/dealer and member NASD, PCX and SIPC, offers securities and direct access online brokerage, trading and advanced order routing services to its retail customers utilizing RushGroup's software products. RushTrade customer accounts are insured up to $25 million and are held at a third-party clearing firm. RushTrade is registered in all 50 states and accepts customers from most foreign countries. Customer accounts are self-directed, and RushTrade does not provide advice or make trade recommendations.

RushTrade Group is headquartered in Dallas, Texas, and our common stock is traded on the OTC.BB market under the symbol "RSHF." For more information about RushTrade and RushGroup products, please visit www.rushtrade.com and www.rushgroup.com.

About the Cinapsys Microcap Conference

The Cinapsys Microcap Conferences provide a concentrated forum where institutional and retail investors can meet and network with the executives of growth companies hand picked by Cinapsys staff. The conference will highlight approximately a dozen companies from industry groups including Energy, Technology, Business Services and more.

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For information about the conference visit:  http://www.microcapconference.org.
                                             ---------------------------------

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This press release includes statements that may constitute "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, continued acceptance of Rush's products and services in the marketplace, competitive factors, changes in regulatory environments, and other risks detailed from time to time in Rush's periodic reports filed with the SEC, including, but not limited to, its Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB. Rush does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

Investor Relations Contact:         Sharron Kuzma
                                    (972) 450-6000
                                    skuzma@rushgroup.com

                                    Cinapsys, Inc.
                                    Mark Moline or Todd Gilligan
                                    (949) 597-6684
                                    http://www.microcapconference.org
                                    todd@cinapsys.com










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